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                                                                   Exhibit 10.58


                                AGENCY AGREEMENT


                  This Agency Agreement (the "AGREEMENT"), dated as of August 4,1998, among York Power Funding (Cayman) Limited, a limited liability company incorporated under the laws of the Cayman Islands ("FUNDING COMPANY"), Brooklyn Navy Yard Power LLC, a Delaware limited liability company (the "BNY GUARANTOR"), Warbasse Power I LLC, a Delaware limited liability company ("WARBASSE I"), Warbasse Power II LLC, a Delaware limited liability company ("WARBASSE II" and together with Warbasse I, the "WARBASSE GUARANTOR"), New World Power Texas Renewable Energy Limited Partnership, a Delaware limited partnership (the "BIG SPRING GUARANTOR"and together with the BNY Guarantor and the Warbasse Guarantor, the "U.S. GUARANTORS").

                              W I T N E S S E T H :

                  WHEREAS, Funding Company is a limited liability company established for the purpose of issuing the Securities (the "SECURITIES") pursuant to a Trust Indenture (the "INDENTURE") to be entered into between Funding Company and the Bond Trustee the proceeds of which will be used in part to make loans to the U.S. Guarantors pursuant to the U.S. Project Loan Agreement, payments with respect to such loans received by Funding Company will be paid to the Holders. All terms not otherwise defined herein shall have the meanings given to such terms in APPENDIX A of the Indenture.

                  WHEREAS, each of the U.S. Guarantors wishes to have Funding Company act as agent for each of them in the issuance of the Securities to the extent of each of the U.S. Guarantors' obligations in respect of the Securities.

                  WHEREAS, Funding Company wishes to act as agent with respect to the Securities, on behalf of and for each of the U.S. Guarantors, and pursuant to the terms and conditions set forth in this Agreement and the Indenture (Funding Company serving in such capacity, the "Agent").

                  NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereby agree as follows:

                                    AGREEMENT

                  1. DESIGNATION. Effective as of the date hereof, each of the U.S. Guarantors hereby designates Funding Company as its Agent and Funding Company shall act as nominee of, and Agent for, each of the U.S. Guarantors in accordance with the terms and conditions set forth in this Agreement. Funding Company hereby accepts such designation and agrees to serve as Agent for each of the U.S. Guarantors hereunder and under the Indenture in accordance with the terms and conditions set forth in this Agreement.

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                  2. SCOPE OF AGENCY. Funding Company shall, under its own name, act for the account of each of the U.S. Guarantors as its Agent hereunder and under the Indenture, solely for the purpose of issuing the Securities to the extent of the U.S. Guarantors' obligations thereunder, to be paid from payments made pursuant to the U.S. Project Loan Agreement (including any Additional Securities issued for the benefit of the U.S. Guarantors pursuant to SECTION 2.3 of the Indenture). Funding Company may also take any other action, in its capacity as Agent of the U.S. Guarantors, which it deems necessary or appropriate for the purposes specified herein, including, without limitation,
(i) the offer and sale of the Securities in a public offering or private placement transaction and (ii) the taking of such actions, the execution and delivery of such other documents and instruments and the consummation of such other transactions as may be contemplated by the Finance Documents.

                  3. LIMITATIONS ON LIABILITY. Notwithstanding anything to the contrary contained herein, the duties and responsibilities of Funding Company as Agent under this Agreement are limited to those specifically set forth in this Agreement and recourse solely to the Funding Company's interest in the Funding Collateral following application of the Funding Company Collateral in or towards the discharge of the Secured Obligations and the obligations of Funding Company under each other Transaction Document, and Funding Company shall have no liability for any act done or omitted in connection with this Agreement or the Indenture, except for any failure to exercise at least ordinary care or any failure to comply with any material Applicable Law. Funding Company, as Agent, shall not be obligated to ascertain or verify the terms or conditions of any underlying contract or agreement between any of the U.S. Guarantors and any third party, nor shall Funding Company, as Agent, be responsible for the sufficiency, correctness, genuineness or validity of any document deposited with it hereunder or under the Indenture, or the form or execution of such document, or the identity, authority or right of any entity executing or depositing such document.

                  4. INDEMNITEES AND EXPENSES. Each of the U.S. Guarantors hereby agrees to pay the costs and expenses of, and to indemnify and hold harmless, Funding Company in accordance with the provisions set forth in the Finance Documents as in effect as of the date hereof. No amendment to such provision or termination of such Agreement shall affect the terms of such provisions as they apply to this Agreement without the consent of the parties in accordance with the terms of this Agreement.

                  5. CONTROVERSIES. If any controversy arises between any of the U.S. Guarantors and any third Person with respect to the subject matter of this Agreement, Funding Company, as Agent, shall not be required to determine the same or take any action, but may await the settlement of the controversy by written instructions of the U.S. Guarantors satisfactory to it, or by appropriate legal proceedings, or otherwise.

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                  6. AMENDMENTS/COUNTERPARTS. Any amendment to this Agreement shall be in writing signed by the parties hereto. This Agreement and any amendments hereto may be executed in counterparts, each of which so executed shall be deemed an original, irrespective of the date of its execution and delivery, and said counterparts together shall constitute one and the same instrument.

                  7. NOTICES. All notices, payments, requests, reports, information and other communications between the parties hereto shall be addressed in accordance with the addresses set forth on SCHEDULE III to the Indenture or to such other address as any party may from time to time specify in writing to the other parties.

                  8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agency Agreement as of the day and year first above written.


                               YORK POWER FUNDING (CAYMAN) LIMITED

                               By: /s/ Martin Couch
                                  ---------------------------------------------
                                   Name:  Martin Couch
                                   Title: Director


                               BROOKLYN NAVY YARD POWER LLC


                               By: B-41 ASSOCIATES, L.P.,
                                   its Managing Member

                               By: B-41 MANAGEMENT CORPORATION,
                                   its General Partner

                               By: /s/ Michael Trachtenberg
                                  ---------------------------------------------
                                   Name : Michael Trachtenberg
                                   Title: Vice President


                               WARBASSE POWER I LLC

                               By: COGENERATION TECHNOLOGIES, INC.
                                   its Managing Member

                               By: /s/ Michael Trachtenberg
                                  ---------------------------------------------
                                   Name:  Michael Trachtenberg
                                   Title: Executive Vice President



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                               WARBASSE POWER II LLC

                               By: YORK COGEN PARTNERS, L.P.
                                   its Managing Member

                               By: RRR's VENTURES, LTD.
                                   its General Partner


                               By: /s/ Michael Trachtenberg
                                  ---------------------------------------------
                                  Name:  Michael Trachtenberg
                                  Title: Vice President




                               NEW WORLD POWER TEXAS RENEWABLE
                               ENERGY LIMITED PARTNERSHIP


                               By:   BIG SPRINGS TEXAS ENERGY
                                     MANAGEMENT, INC.
                                     Managing General Partner


                               By: /s/ Michael Trachtenberg
                                  ---------------------------------------------
                                  Name:  Michael Trachtenberg
                                  Title: Vice President




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